UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 1, 2004


                           Golden Hand Resources, Inc.
             (Exact name of registrant as specified in its charter)

          Washington                   333-61610                912061053
 (State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)              File Number)          Identification No.)

                              36 Derech Bait Lechem
                             Jerusalem, Israel 77002
               (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code 011-972-2-6737445

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On November 1, 2004, we retained Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, ("E&Y") as the Company's independent auditor and dismissed Manning Elliott. The decision to change auditors was considered and approved by our Board of Directors.

During the Company's two most recent fiscal years, the reports of Manning Elliott on the financial statements of the Company, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports contained an explanatory paragraph that expressed that substantial doubt existed regarding the Company's ability to continue as a going concern. During the Company's two most recent fiscal years, there was no disagreement with Manning Elliott on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Manning Elliott's satisfaction, would have caused it to make a reference to the subject matter of the disagreements in connection with its report; nor has Manning Elliott ever presented a written report, or otherwise communicated in writing to the Company or its board of directors the existence of any "disagreement" or "reportable event" within the meaning of Item 304 of Regulation S-B.

We have provided Manning Elliott with a copy of the foregoing disclosures, we have authorized Manning Elliott to respond fully to the inquiries of the our successor accountant E&Y and Manning Elliott has provided us with a letter addressed to the SEC, as required by Item 304(a)(3) of Regulations S-B, that is attached hereto as Exhibit 16.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            16.01      Letter on Change in Certifying Accountant

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2004

GOLDEN HAND RESOURCES, INC.

/s/ Irit Arbel
----------------------------
Name: Irit Arbel
Title: President

                                  EXHIBIT INDEX

Exhibit Number           Description
--------------           -----------

16.01                    Letter re: Change in Certifying Accountants